Exhibit 99.1

P R E S S R E L E A S E

For Immediate Release

Splunk Inc. Announces Fiscal Third Quarter 2013 Financial Results

Company Achieves Record Revenues, License Revenue Grows 56 Percent

SAN FRANCISCO — November 29, 2012 — Splunk Inc. (NASDAQ: SPLK), the leading software platform for real-time operational intelligence, today announced results for its fiscal third quarter ended October 31, 2012.

“We are pleased to welcome more than 350 new Enterprise customers to the Splunk family and also want to recognize the many customers who expanded their use of Splunk software during the quarter,” said Godfrey Sullivan, Chairman and CEO. “Our license revenues were the result of broad adoption by our customers in financial services, technology, telecommunications and government sectors.”

Third Quarter 2013 Financial Highlights

•                  Total revenue was $52.0 million, up 67% year-over-year.

•                  License revenue was $34.6 million, up 56% year-over-year.

•                  GAAP operating loss was $5.4 million; GAAP operating margin was negative 10.3%. Non-GAAP operating loss was $0.7 million; non-GAAP operating margin was negative 1.3%.

•                  GAAP net loss was $5.5 million and included $4.7 million in non-cash, stock-based compensation expenses; non-GAAP net loss was $0.8 million.

•                  GAAP loss per share was $0.06 based on a 96.7 million weighted-average share count; non-GAAP loss per share was $0.01.

•                  Operating cash flow was $6.5 million with free cash flow of $4.2 million.

A reconciliation of GAAP to non-GAAP results is provided in the accompanying table.

Third Quarter 2013 and Recent Business Highlights

Customers:

New license customers include: Bureau of Alcohol, Tobacco, Firearms and Explosives, China Mobile,

Splunk Inc. www.splunk.com

Churchill Downs, Daimler AG, Eldorado (Russia), Getty Images, Hyundai Kia (Korea), Kohl’s Department Stores, Newell Rubbermaid, PCCW Now (Hong Kong), South Australia Police, TCS Bank (Russia), U.S. Department of Agriculture, U.S. Department of Education and Vodafone Australia.

Expansion customers include: Adobe, Ceryx Inc., Cisco, Comcast, Commercial Bank of Qatar, Defense Information Systems Agency (DISA), Interactive Data, Major League Baseball, Moody’s, Purdue University, UniCredit Business Integrated Solutions (UBIS — Italy), University of Connecticut, U.S. Department of Energy and Vattenfall Europe Information Services GmbH.

Product:

•                  Announced the general availability (GA) of Splunk® Enterprise 5, the fastest, most resilient version of the company’s flagship product. The latest release also includes additional developer tools for building big data applications.

•                  Released the GA version of Splunk Storm™, a cloud service for organizations that develop and run applications in the public cloud.

Developers and Content:

•                  Announced the GA of Splunk Hadoop Connect and the Splunk App for HadoopOps to address the common challenges of deploying and running Hadoop.

•                  Announced the GA of the Splunk App for PCI Compliance 2.0 for organizations looking for a simple, intuitive reporting and analysis solution that satisfies the requirements for Payment Card Industry (PCI) compliance.

•                  Released the Splunk App for Server Virtualization which supports Microsoft Hyper-V and Citrix XenServer.

•                  Upgraded the Splunk App for Microsoft Windows Server Active Directory and the Splunk App for Microsoft Exchange to support Windows Server 2012 and Exchange Server 2013.

•                  Released the GA version of the JavaScript SDK, which includes full JSON support and API versioning, in Splunk Enterprise 5.

Channel Partners:

•                  Signed a global reseller agreement with Wipro Technologies, the global information technology, consulting and outsourcing business of Wipro Ltd (NYSE:WIT).

•                  Announced a strategic alliance under which Carahsoft Technology Corp., a government IT solution provider, will proactively market, sell and distribute Splunk software to federal, state and local government agencies and the Splunk reseller partner ecosystem.

Awards:

•                  Recognized as the Best IT Security Product of 2012 by Sweden’s Protection and Safety Newspaper in its third annual security awards.

•                  Named the IT Performance Technology winner at the 2012 Ventana Research Technology Innovation Awards.

•                  Selected as one of the “40 Vendors We’re Watching: 2012” by Information Management.

Financial Outlook

The company is providing the following guidance for its fiscal 2013 fourth quarter (ending January 31, 2013):

•                  Total revenue is expected to be between $58 million and $60 million.

•                  Non-GAAP operating margin is expected to be between 3% and 4%.

The company is updating its previous guidance for its 2013 full fiscal year (ending January 31, 2013):

•                  Total revenue is now expected to be between $192 million and $194 million (was previously $183 million to $186 million as of August 30, 2012).

•                  Non-GAAP operating margin is expected to be between negative 1% and negative 2% (was previously negative 2% to negative 3% as of August 30, 2012).

All forward-looking non-GAAP financial measures contained in this section “Financial Outlook” exclude estimates for stock-based compensation expenses.  A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis.

Conference Call and Webcast

Splunk’s executive management team will host a conference call today beginning at 2:00 p.m. PT (5:00 p.m. ET) to discuss the company’s financial results and business highlights.  Interested parties may access the call by dialing (866) 501-1535.  International parties may access the call by dialing (216) 672-5582.  A live audio webcast of the conference call will be available through Splunk’s Investor Relations website at http://investors.splunk.com/events.cfm.  A replay of the call will be available through December 6, 2012 by dialing (855) 859-2056 and referencing Conference ID# 59977778.

Safe Harbor Statement

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding Splunk’s revenue and non-GAAP operating margin targets for the company’s fiscal fourth quarter and fiscal year 2013 in the paragraphs under “Financial Outlook” above, and other statements regarding momentum in the company’s business, growth in the number of new customers, existing customer usage and expansion of Splunk software, Splunk Storm and Splunk Enterprise 5.  There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including:  Splunk’s limited operating history, particularly as a new public company; risks associated with Splunk’s rapid growth, particularly outside of the U.S.; and general market, political, economic and business conditions.

Additional information on potential factors that could affect Splunk’s financial results is included in the company’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2012 which is on file with the U.S. Securities and Exchange Commission. Splunk does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

About Splunk Inc.

Splunk Inc. (NASDAQ: SPLK) provides the engine for machine data™. Splunk® software collects, indexes and harnesses the machine-generated big data coming from the websites, applications, servers, networks and mobile devices that power business. Splunk software enables organizations to monitor, search, analyze, visualize and act on massive streams of real-time and historical machine data. More than 4,800 enterprises, universities, government agencies and service providers in over 80 countries use Splunk Enterprise to gain Operational Intelligence that deepens business and customer understanding, improves service and uptime, reduces cost and mitigates cyber-security risk. Splunk Storm, a cloud-based subscription service, is used by organizations developing applications in the cloud.

To learn more, please visit www.splunk.com/company.

Splunk, Splunk Storm and the engine for machine data are registered trademarks or trademarks of Splunk Inc., and/or its subsidiaries and/or affiliates in the United States and/or other jurisdictions. All other brand names, product names or trademarks belong to their respective holders.  © 2012 Splunk Inc. All rights reserved.

For more information, please contact:

Sherry Lowe
Splunk Inc.
415-852-5529

slowe@splunk.com

Jade Wilkinson

LEWIS PR

415-432-2459

jadew@lewispr.com

Investor Contact

Ken Tinsley

Splunk Inc.

415.848.8476

ktinsley@splunk.com

SPLUNK INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	October 31,	October 31,	October 31,	October 31,
	2012	2011	2012	2011
Revenues
License	$34,557	$22,182	$89,146	$55,494
Maintenance and services	17,488	8,991	44,573	22,267
Total revenues	52,045	31,173	133,719	77,761

Cost of revenues
License	62	153	283	712
Maintenance and services	5,817	3,040	14,506	7,458
Total cost of revenues(1)	5,879	3,193	14,789	8,170
Gross profit	46,166	27,980	118,930	69,591

Operating expenses
Research and development(1)	11,074	6,475	28,568	16,227
Sales and marketing(1)	32,847	19,179	84,753	48,337
General and administrative(1)	7,625	5,370	21,718	13,108
Total operating expenses	51,546	31,024	135,039	77,672
Operating loss	(5,380)	(3,044)	(16,109)	(8,081)

Other income (expense), net
Interest income (expense), net	31	(27)	115	(70)
Change in fair value of preferred stock warrants	—	(439)	(14,087)	(1,515)
Total other income (expense), net	31	(466)	(13,972)	(1,585)
Loss before income taxes	(5,349)	(3,510)	(30,081)	(9,666)
Provision for income taxes	125	50	438	50
Net loss	$(5,474)	$(3,560)	$(30,519)	$(9,716)

Basic and diluted net loss per share	$(0.06)	$(0.17)	$(0.41)	$(0.48)

Weighted-average shares used in computing basic and diluted net loss per share	96,671	21,220	73,951	20,069

(1) Includes stock-based compensation expense as follows:
Cost of revenues	$322	$37	$697	$83
Research and development	1,560	229	3,722	531
Sales and marketing	2,093	405	4,456	829
General and administrative	710	370	2,348	824
	$4,685	$1,041	$11,223	$2,267

SPLUNK INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	October 31,	January 31,
	2012	2012
	(Unaudited)
ASSETS

Current assets
Cash and cash equivalents	$273,324	$31,599
Accounts receivable, net	40,178	34,495
Prepaid expenses and other current assets	5,694	4,261
Total current assets	319,196	70,355

Restricted cash	—	514
Property and equipment, net	10,758	8,919
Other assets	281	2,435
Total assets	$330,235	$82,223

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable	$1,195	$1,455
Accrued payroll and compensation	25,715	16,142
Accrued expenses and other liabilities	4,672	7,711
Deferred revenue, current portion	61,964	42,923
Term debt, current portion	—	982
Total current liabilities	93,546	69,213

Deferred revenue, non-current	12,002	9,742
Preferred stock warrant liability	—	2,133
Other liabilities, non-current	322	561
Term debt, non-current	—	1,307
Total non-current liabilities	12,324	13,743
Total liabilities	105,870	82,956

Convertible preferred stock	—	40,913

Stockholders’ equity (deficit):
Common stock	97	23
Accumulated other comprehensive loss	(15)	(24)
Additional paid-in capital	308,820	12,373
Accumulated deficit	(84,537)	(54,018)
Total stockholders’ equity (deficit)	224,365	(41,646)
Total liabilities and stockholders’ equity	$330,235	$82,223

SPLUNK INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	October 31,	October 31,	October 31,	October 31,
	2012	2011	2012	2011

Cash Flows From Operating Activities
Net loss	$(5,474)	$(3,560)	$(30,519)	$(9,716)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,208	584	3,357	1,429
Change in fair value of preferred stock warrants	—	439	14,087	1,515
Stock-based compensation	4,685	1,041	11,223	2,267
Changes in operating assets and liabilities
Accounts receivable, net	(6,497)	699	(5,683)	(7,379)
Prepaid expenses, other current and non-current assets	(108)	390	(1,280)	(2,230)
Accounts payable	(568)	(2,052)	(268)	(289)
Accrued payroll and compensation	7,010	2,141	9,573	2,749
Accrued expenses and other liabilities	(74)	733	81	2,006
Deferred revenue	6,298	6,286	21,301	14,263
Net cash provided by operating activities	6,480	6,701	21,872	4,615

Cash Flow From Investing Activities
Change in restricted cash	514	—	514	—
Purchases of property and equipment	(2,246)	(2,186)	(5,720)	(6,096)
Net cash used in investing activities	(1,732)	(2,186)	(5,206)	(6,096)

Cash Flow From Financing Activities
Repayments of financing obligation under sale leaseback	—	(50)	—	(142)
Repayments of term debt	—	(234)	(2,289)	(475)
Proceeds from term debt	—	—	—	3,000
Proceeds from initial public offering, net of offering costs	—	—	225,225	—
Proceeds from early exercise of employee stock options	—	—	—	735
Issuance of common stock from exercise of stock options	298	983	2,123	1,623
Net cash provided by financing activities	298	699	225,059	4,741

Net increase in cash and cash equivalents	5,046	5,214	241,725	3,260
Cash and cash equivalents at beginning of period	268,278	17,783	31,599	19,737
Cash and cash equivalents at end of period	$273,324	$22,997	$273,324	$22,997

SPLUNK INC.

Non-GAAP financial measures and reconciliations

To supplement Splunk’s consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), Splunk provides investors with certain non-GAAP financial measures, including non-GAAP operating loss, non-GAAP net loss, non-GAAP operating margin, and non-GAAP loss per share (collectively the “non-GAAP financial measures”). These non-GAAP financial measures exclude stock-based compensation expense and the change in fair value of certain preferred stock warrants previously issued by Splunk. In addition, non-GAAP financial measures include free cash flow, which represents cash from operations less purchases of property and equipment. The presentation of the non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Splunk uses these non-GAAP financial measures for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Splunk believes that these non-GAAP financial measures provide useful information about Splunk’s operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making. In addition, these non-GAAP financial measures facilitate comparisons to competitors’ operating results.

Splunk excludes stock-based compensation expense from its non-GAAP operating loss, non-GAAP net loss, non-GAAP operating margin and non-GAAP loss per share because such expense is non-cash in nature. Splunk excludes expense attributable to the change in fair value of certain preferred stock warrants from its non-GAAP financial measures because it is a non-recurring, non-cash expense. Splunk considers free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including investing in Splunk’s business, making strategic acquisitions, and strengthening Splunk’s balance sheet.

There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by Splunk’s competitors, and exclude expenses that may have a material impact upon Splunk’s reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in Splunk’s business and an important part of the compensation provided to Splunk’s employees. The non-GAAP financial measures are meant to supplement, and be viewed in conjunction with, GAAP financial measures.

The following table reconciles Splunk’s non-GAAP results to Splunk’s GAAP results included in this press release.

SPLUNK INC.

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	October 31,	October 31,	October 31,	October 31,
	2012	2011	2012	2011

Reconciliation of cash provided by operating activities to free cash flow:
Net cash provided by operating activities	$6,480	$6,701	$21,872	$4,615
Less purchases of property and equipment	(2,246)	(2,186)	(5,720)	(6,096)
Free cash flow (Non-GAAP)	$4,234	$4,515	$16,152	$(1,481)
Net cash used in investing activities	$(1,732)	$(2,186)	$(5,206)	$(6,096)
Net cash provided by financing activities	$298	$699	$225,059	$4,741

Operating loss reconciliation:
GAAP operating loss	$(5,380)	$(3,044)	$(16,109)	$(8,081)
Stock-based compensation expense (A)	4,685	1,041	11,223	2,267
Non-GAAP operating loss	$(695)	$(2,003)	$(4,886)	$(5,814)

Operating margin reconciliation:
GAAP operating margin	(10.3)%	(9.8)%	(12.0)%	(10.4)%
Stock-based compensation expense (A)	9.0	3.3	8.4	2.9
Non-GAAP operating margin	(1.3)%	(6.5)%	(3.6)%	(7.5)%

Net loss reconciliation:
GAAP net loss	$(5,474)	$(3,560)	$(30,519)	$(9,716)
Stock-based compensation expense (A)	4,685	1,041	11,223	2,267
Change in fair value of preferred stock warrants (B)	—	439	14,087	1,515
Non-GAAP net loss	$(789)	$(2,080)	$(5,209)	$(5,934)

Net loss per share reconciliation:
GAAP net loss per share	$(0.06)	$(0.17)	$(0.41)	$(0.48)
Stock-based compensation expense (A)	0.05	0.05	0.15	0.11
Change in fair value of preferred stock warrants (B)	—	0.02	0.19	0.07
Non-GAAP basic and diluted loss per share	$(0.01)	$(0.10)	$(0.07)	$(0.30)

Weighted-average shares used in computing basic and diluted net loss per share	96,671	21,220	73,951	20,069

Notes:

(A)       To eliminate stock-based compensation expense.

(B)       To eliminate warrant expense related to the change in the fair value of our outstanding preferred stock warrants. The final measurement of the warrants was recorded upon the closing of Splunk’s initial public offering during the three months ended April 30, 2012.